                            WEITZ SERIES FUND, INC.

                                  HICKORY FUND

                               Q U A R T E R L Y

                                  R E P O R T

                                 JUNE 30, 1999

                          ONE PACIFIC PLACE, SUITE 600
                             1125 SOUTH 103 STREET
                           OMAHA, NEBRASKA 68124-6008

                                  402-391-1980
                           800-232-4161 (INFORMATION)
                            800-773-6472 (AUTOMATED)
                            402-391-2125 (FACSIMILE)
                               WWW.WEITZFUNDS.COM

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended June 30, 1999, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                       DIFFERENCE
           PERIOD ENDED             HICKORY FUND     S&P 500     HICKORY FUND -- S&P 500
----------------------------------  -------------  -----------  -------------------------

June 30, 1999 (6 months)                   23.6%         12.4%               11.2%

Dec. 31, 1998                              33.0          28.6                 4.4

Dec. 31, 1997                              39.2          33.4                 5.8

Dec. 31, 1996                              35.4          22.9                12.5

Dec. 31, 1995                              40.5          37.5                 3.0

Dec. 31, 1994                             -17.3           1.3               -18.6

Dec. 31, 1993 (9 months)                   20.3           5.5                14.8

Since Inception (April 1, 1993)
 Cumulative                               332.9         248.0                84.9

Compound Annual
 Average Return                            26.4          22.1                 4.3

The fund's average annual total return for the one and five years ended June 30, 1999, and for the period since inception (April 1, 1993) was 20.9%, 32.8% and 26.4%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through June 30, 1999, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $108,215 on June 30, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   HICKORY FUND       S&P 500
April 1, 1993               $25,000     $25,000
Apr-93                      $22,905     $24,396
May-93                      $24,000     $25,046
Jun-93                      $24,152     $25,119
Jul-93                      $24,872     $25,018
Aug-93                      $26,801     $25,965
Sep-93                      $27,001     $25,765
Oct-93                      $28,757     $26,298
Nov-93                      $27,860     $26,048
Dec-93                      $30,067     $26,363
Jan-94                      $29,605     $27,258
Feb-94                      $29,119     $26,519
Mar-94                      $27,527     $25,364
Apr-94                      $27,265     $25,690
May-94                      $27,516     $26,110
Jun-94                      $26,197     $25,470
Jul-94                      $26,038     $26,306
Aug-94                      $27,590     $27,382
Sep-94                      $27,297     $26,714
Oct-94                      $26,947     $27,312
Nov-94                      $25,452     $26,318
Dec-94                      $24,869     $26,708
Jan-95                      $24,968     $27,400
Feb-95                      $25,999     $28,466
Mar-95                      $26,378     $29,305
Apr-95                      $26,307     $30,167
May-95                      $27,764     $31,370
Jun-95                      $29,583     $32,098
Jul-95                      $31,215     $33,162
Aug-95                      $33,361     $33,244
Sep-95                      $34,777     $34,647
Oct-95                      $33,309     $34,523
Nov-95                      $34,336     $36,037
Dec-95                      $34,932     $36,731
Jan-96                      $36,745     $37,979
Feb-96                      $37,212     $38,332
Mar-96                      $37,083     $38,701
Apr-96                      $37,913     $39,271
May-96                      $39,878     $40,282
Jun-96                      $40,846     $40,435
Jul-96                      $37,536     $38,650
Aug-96                      $40,117     $39,466
Sep-96                      $42,189     $41,685
Oct-96                      $42,857     $42,834
Nov-96                      $44,915     $46,069
Dec-96                      $47,281     $45,156
Jan-97                      $48,987     $47,976
Feb-97                      $50,153     $48,352
Mar-97                      $47,530     $46,369
Apr-97                      $47,615     $49,135
May-97                      $54,306     $52,124
Jun-97                      $55,237     $54,458
Jul-97                      $57,395     $58,790
Aug-97                      $58,096     $55,499
Sep-97                      $62,047     $58,536
Oct-97                      $62,877     $56,584
Nov-97                      $62,141     $59,201
Dec-97                      $65,803     $60,216
Jan-98                      $67,763     $60,882
Feb-98                      $71,394     $65,270
Mar-98                      $81,664     $68,610
Apr-98                      $88,465     $69,300
May-98                      $85,283     $68,110
Jun-98                      $89,485     $70,874
Jul-98                      $90,988     $70,121
Aug-98                      $80,006     $59,993
Sep-98                      $75,548     $63,837
Oct-98                      $76,215     $69,025
Nov-98                      $81,957     $73,206
Dec-98                      $87,522     $77,422
Jan-99                      $90,666     $80,658
Feb-99                      $91,426     $78,152
Mar-99                      $95,887     $81,278
Apr-99                     $104,102     $84,425
May-99                     $104,548     $82,434
Jun-99                     $108,215     $87,005

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                                             SINCE INCEPTION
                                                                   1-YEAR       5-YEARS      (APRIL 1, 1993)
                                                                 -----------  -----------  -------------------
HICKORY PORTFOLIO..............................................        20.9%        32.8%            26.4%
Standard & Poor's 500 Index....................................        22.8%        27.9%            22.1%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                        JUNE 30, 1999 - QUARTERLY REPORT

                                                                    July 6, 1999

Dear Fellow Shareholder:

      The second quarter was once again a profitable one for Hickory shareholders. Our total return was 12.9% during the quarter, bringing our year to date return to 23.6%. Over the same periods the S&P 500 (with dividends reinvested) returned 7.0% and 12.4%, respectively. Over the last twelve months, Hickory's total return was 20.9%. This compares to 22.8% for the S&P 500 and 18.9% for the average growth mutual fund (according to Lipper).

REVIEW AND OUTLOOK

      During the second quarter, many of the trends that have dominated the investment landscape recently were finally broken. Large cap growth stocks did not outperform everything else. Even technology and Internet stocks did not go straight up. At the same time smaller cyclical and value stocks performed quite well. I consider this change in the wind to be quite refreshing. I have no idea if we have seen the beginning of a new trend, but I do believe the last three months have been a healthy reminder to investors everywhere that no single approach can outperform over all time periods.

      Hickory's performance in the quarter, while not top of the charts, was more than satisfactory. We should be quite happy with a three-month period where our return was greater than 10% and we outperformed the S&P 500. Because our results have been good lately, I thought it would be timely to use this letter to remind you, particularly those of you who have only been with Hickory for a year or so, of the approach used to manage Hickory and some of the implications of this approach.

      My goal in managing Hickory is really quite simple: I want to maximize long-term investment returns. There are no secondary goals. I believe this attitude is surprisingly uncommon in the investment world. I try to achieve this goal in three primary ways. First, I look for and buy companies whose stocks trade at a large discount to value, favoring those companies whose values are expected to grow rapidly over time. Value is measured based on the future potential of the business to generate free cashflow. In other words, the strategy is to buy growing value, priced at a discount. Second, I concentrate Hickory's assets on those investment opportunities that appear most attractive. The number of companies owned in Hickory has recently increased somewhat, but you should not expect this to be a trend. Over time you should expect that our assets would be invested in about thirty to forty stocks. Finally, I am patient with our investments. I do not think I can predict when the market will recognize the value of a company, but this does not particularly trouble me. It does, however, mean that I should give promising opportunities the time they need to develop.

      I believe these strategies are appropriate given my goal, and that this approach has a reasonable chance of success. However, there are several implications of this investment style that deserve to be highlighted.

      First, a concentrated portfolio should be expected to be more volatile in the short-run than a more diversified approach. Several of you have commented that it is hard to predict what Hickory will do based on the daily results of the popular averages. Sometimes the market goes up and Hickory goes down, and sometimes it works the other way around. Short-term gyrations do not tell us much about long term results. I tend to ignore them, but some people find them disconcerting.

      Second, an approach that is different from the market as a whole will inevitably experience times when the differences work against us, not for us. In other words, Hickory will experience periodic episodes of significant underperformance. We have already had at least two such periods (1994 and the fall of 1998), and we should be mentally prepared for more in the years to come.

      Third, not every stock purchased for Hickory will work right away, and some will never work as anticipated. An investment approach that does not try to predict timing will naturally get the timing wrong at times. I realize that it can be troubling to watch some of our holdings perform poorly for extended periods of time. However, many of our largest winners over the years have come after significant periods of underperformance. And while I work hard to minimize my mistakes, the reality is I do occasionally misjudge a company. In the past, our overall investment performance has been quite good despite these periodic goofs.

      Finally, the approach used to manage Hickory does not lend itself to easy classification. Many investors and commentators feel a need to pigeonhole mutual funds into a particular category. People often ask if Hickory is a value fund or a growth fund. They also want to know if Hickory is a small cap fund. They are sometimes dissatisfied when I tell them that Hickory does not fit comfortably into any category. I consider myself a value investor, but I do not necessarily buy "value" stocks. This classification is often done mechanically based on ratios such as price to book or price to earnings. In my view neither ratio is sufficient to determine the true value of a business.

      I also do not consider Hickory to be a small cap fund. I do believe that it is easier to find value among smaller companies and Hickory has historically held a number of small companies. But it would never cross my mind to not buy an attractive large company just because it is large. Nor would I sell a company merely because it was no longer small. Those actions would be inconsistent with my objective of maximizing long-term returns. Further, given Hickory's recent growth, my strategy of concentrating on the most promising ideas is now leading me away from considering new investments in very small companies. It just isn't reasonable to expect that I can buy enough of a $100 million market cap company to matter to a concentrated $800 million fund.

      In summary, I am quite comfortable with the investment approach I use to manage Hickory. I believe that my objective is appropriate and that my strategies are sound. I am so comfortable with this approach that I do all of my own personal investing through Hickory. However, it is also important that you understand some of the implications of this approach. Hickory is not for everyone. If you are going to decide that it's not for you, it would be better that you do so now, while our results are good, than later after one of our inevitable bouts of underperformance.

TRANSFER AGENT SYSTEM

      As many of you know, we have been going through the process of converting to a new transfer agent system. Our previous system was relatively unsophisticated, which allowed us to over-ride it to provide clients with certain services that were unique in the industry (though very inefficient to perform). We enjoyed being different and surprising clients with these "extras." However, we wanted to be able to offer new features, such as automated telephone access to account information and statements that could show multiple accounts. We also needed a more powerful computer system and stronger technical support, both for disaster recovery and Y2K compliance and for developing new services and products. Finally, we needed a system that could reliably accommodate our expanded client roster. Hence the change.

      The new system is more sophisticated, and we expect that it will allow us to provide better service, with better quality control, at a very reasonable cost. In the meantime, the process of converting files from the old system to the new is taking an enormous amount of staff energy. There have also been occasional glitches that have annoyed some shareholders, and that is harder on the staff than the long hours, because we do not like to disappoint clients.

      We are confident that our selection of the DST system was a good decision and that both clients and staff will be happy about the change ... hopefully soon. In the meantime, thanks for your patience.

      As always, I appreciate your support.

                                                          Sincerely,

                                                          /s/ Richard F. Lawson
                                                          Richard F. Lawson
                                                          Portfolio Manager

                            SCHEDULE OF INVESTMENTS

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

   SHARES
  OR UNITS                                                                       COST                VALUE
------------                                                                 -------------       -------------
               COMMON STOCKS -- 88.7%
               AUTO SERVICES -- 2.5%
   1,275,700   Insurance Auto Auctions, Inc.*                                $  16,579,335       $  20,570,662
                                                                             -------------       -------------

               CABLE TELEVISION -- 5.8%
     133,800   Adelphia Communications Corp. CL A*                               2,811,481           8,513,025
     838,000   Century Communications Corp. CL A*                               13,057,323          38,548,000
                                                                             -------------       -------------
                                                                                15,868,804          47,061,025
                                                                             -------------       -------------
               CONSUMER PRODUCTS AND SERVICES -- 6.5%
   1,523,200   American Classic Voyages Co.*                                    21,706,958          36,556,800
     425,100   Premier Parks, Inc.*                                             11,633,797          15,622,425
                                                                             -------------       -------------
                                                                                33,340,755          52,179,225
                                                                             -------------       -------------
               DIVERSIFIED INDUSTRIES -- 0.5%
      54,700   Lynch Corp.*                                                      4,935,065           4,372,581
                                                                             -------------       -------------

               FINANCIAL GUARANTEE INSURANCE -- 4.2%
     540,000   The PMI Group, Inc.                                              23,132,333          33,918,750
                                                                             -------------       -------------

               FINANCIAL SERVICES -- 14.7%
     845,700   Allied Capital Corp.                                             14,509,567          20,296,800
         260   Berkshire Hathaway, Inc. CL A*                                   19,238,600          17,914,000
     387,000   Capital One Financial Corp.                                       9,274,530          21,551,062
     574,275   Healthcare Financial Partners Inc.                               13,138,665          19,668,919
   4,983,600   Imperial Credit Industries, Inc.*                                76,714,986          35,352,412
   1,226,000   United Panam Financial Corp.*                                    11,284,534           3,984,500
                                                                             -------------       -------------
                                                                               144,160,882         118,767,693
                                                                             -------------       -------------
               HEALTH CARE -- 0.7%
     393,900   Lab Holdings, Inc.                                                7,710,952           5,465,363
                                                                             -------------       -------------

               INFORMATION SERVICES -- 5.1%
   1,454,200   Data Transmission Network Corp.*                                 39,862,744          40,899,375
                                                                             -------------       -------------

               LODGING AND GAMING -- 2.9%
   1,063,500   Harrah's Entertainment, Inc.*                                    15,692,726          23,397,000
                                                                             -------------       -------------

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                       COST                VALUE
------------                                                                 -------------       -------------
               MEDIA AND ENTERTAINMENT -- 11.1%
   1,336,400   AT&T Corp -- Liberty Media Group A*                           $  23,358,081       $  49,112,700
   1,099,050   Valassis Communications, Inc.*                                   25,565,988          40,252,706
                                                                             -------------       -------------
                                                                                48,924,069          89,365,406
                                                                             -------------       -------------
               MORTGAGE BANKING -- 3.6%
     777,100   New Century Financial Corp.*                                      7,757,301          14,084,938
   1,492,500   Resource Bancshares Mtg. Grp., Inc.                              22,846,411          15,298,125
                                                                             -------------       -------------
                                                                                30,603,712          29,383,063
                                                                             -------------       -------------
               OIL AND GAS DRILLING -- 2.4%
     995,000   Noble Drilling Corp.*                                            12,525,538          19,589,063
                                                                             -------------       -------------

               PRINTING SERVICES -- 3.5%
   1,734,400   Mail-Well, Inc.                                                  22,171,292          28,075,600
                                                                             -------------       -------------

               REAL ESTATE AND CONSTRUCTION -- 0.5%
     147,200   Forest City Enterprises, Inc. CL A                                3,882,144           4,121,600
                                                                             -------------       -------------

               REAL ESTATE INVESTMENT TRUSTS -- 4.0%
   2,008,850   Dynex Capital, Inc.                                              13,469,492           4,017,700
     879,332   Fortress Investment Corp.                                        16,612,841          14,948,644
     222,600   Hanover Capital Mortgage Holdings, Inc.                           3,555,031           1,196,475
      25,000   Healthcare Financial Partners Units**                             2,500,000           2,500,000
     615,800   Impac Mortgage Holdings, Inc.                                     9,121,609           3,117,487
     520,000   NovaStar Financial, Inc.                                          9,356,282           3,315,000
     220,000   Redwood Trust, Inc.                                               4,964,257           3,643,750
                                                                             -------------       -------------
                                                                                59,579,512          32,739,056
                                                                             -------------       -------------
               RESTAURANTS -- 0.9%
     245,000   Applebee's International                                          5,024,688           7,380,625
                                                                             -------------       -------------

               RETAIL DISCOUNT -- 3.2%
     961,500   Consolidated Stores Corp.*                                       18,925,844          25,960,500
                                                                             -------------       -------------

               SATELLITE SERVICES -- 4.0%
   1,358,900   Orbital Sciences Corp.                                           31,116,972          32,104,013
                                                                             -------------       -------------

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

   SHARES
  OR UNITS                                                                       COST                VALUE
------------                                                                 -------------       -------------
               TELECOMMUNICATIONS SERVICES -- 11.9%
     112,000   Cellular Communications of Puerto Rico*                       $     844,374       $   3,192,000
     421,744   Centennial Cellular Corp. CL A*                                   5,687,011          15,024,630
       1,500   East/West Communications, Inc.*                                         225               7,406
   1,064,600   Telephone and Data Systems, Inc.                                 42,628,141          77,782,338
                                                                             -------------       -------------
                                                                                49,159,751          96,006,374
                                                                             -------------       -------------

               MISCELLANEOUS SECURITIES -- 0.7%                                  3,207,965           5,742,750
                                                                             -------------       -------------
                       Total Common Stocks                                     586,405,083         717,099,724
                                                                             -------------       -------------

               WARRANTS -- 0.0%
     424,300   Hanover Capital Mtg. Holdings, Inc., Expiring 9/15/00             1,248,753              53,037
     260,000   NovaStar Financial, Inc., Expiring 2/03/01                        1,688,775             130,000
                                                                             -------------       -------------
                       Total Warrants                                            2,937,528             183,037
                                                                             -------------       -------------

               CONVERTIBLE PREFERRED STOCKS -- 0.7%
     871,429   NovaStar Financial, Inc. 7% Pfd. Class B Cumulative               6,100,003           6,100,003
                                                                             -------------       -------------

    FACE
   AMOUNT
------------
               SHORT-TERM SECURITIES -- 11.3%
 $43,165,754   Norwest U.S. Government Money Market Fund                        43,165,754          43,165,754
  25,000,000   Freddie Mac Discount Note 11/22/99                               24,517,000          24,513,000
  24,000,000   Fannie Mae Discount Note 12/10/99                                23,443,800          23,469,600
                                                                             -------------       -------------
                                                                                91,126,554          91,148,354
                                                                             -------------       -------------
                       Total Investments in Securities                       $ 686,569,168         814,531,118
                                                                             -------------       -------------
                                                                             -------------
               Other Liabilities in Excess of Other Assets -- (0.7%)                                (5,823,673)
                                                                                                 -------------
                       Total Net Assets -- 100%                                                  $ 808,707,445
                                                                                                 -------------
                                                                                                 -------------
                       Net Asset Value Per Share                                                 $       37.77
                                                                                                 -------------
                                                                                                 -------------

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

--------------------------------------------------------------------------------
       WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Minnesota, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

SUB-TRANSFER AGENT
  National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
508590